Exhibit 99

Chemed Reports Second-Quarter 2016 Results

-Raises Full-Year Earnings Guidance-

CINCINNATI--(BUSINESS WIRE)--July 25, 2016--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2016, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 2.2% to $390 million
  GAAP Diluted EPS decreased 4.5% to $1.48
  Adjusted Diluted EPS increased 5.3% to $1.80

VITAS segment operating results:

  Net Patient Revenue of $279 million, an increase of 0.8%
  Average Daily Census (ADC) of 15,952, an increase of 4.4%
  Unit for Unit admissions of 16,180, a decrease of 1.4%
  Net Income, including discrete items, of $18.6 million, a decrease of 14.9%
  Adjusted EBITDA of $38.6 million, a decrease of 3.0%
  Adjusted EBITDA margin of 13.9%, a decrease of 55 basis points

Roto-Rooter segment operating results:

  Revenue of $112 million, an increase of 5.9%
  Net Income of $13.3 million, an increase of 9.8%
  Adjusted EBITDA of $24.2 million, an increase of 9.8%
  Adjusted EBITDA margin of 21.7%, an increase of 77 basis points

VITAS

Net revenue for VITAS was $279 million in the second quarter of 2016, which is an increase of 0.8%, when compared to the prior-year period. This revenue increase is comprised primarily of an average Medicare reimbursement rate increase of approximately 0.6%, a 4.4% increase in average daily census, offset by acuity mix shift which negatively impacted revenue 1.9% and changes in Medicare hospice reimbursement methodology which negatively impacted revenue 2.0%.

On January 1, 2016, CMS implemented a refinement to the Medicare hospice reimbursement per diem. This refinement eliminated the single-tier per diem for routine home care (RHC) and replaced it with a two-tiered rate, with a higher per diem rate for the first 60 days of a hospice patient’s care, and a lower rate for days 61 and after. In addition, CMS provided for a Service Intensity Add-on (SIA) payment which provides for reimbursement of care provided by a registered nurse or social worker for RHC patients within seven days prior to death. The reimbursement for continuous care, inpatient care and respite care are not impacted by this rebasing.

The current two-tiered national per diem rate for RHC is $186.84 for the first 60 days and $146.83 for RHC provided to patients in hospice beyond 60 days. An individual hospice’s actual per diem rate is adjusted for differences in geographic cost of living.

Rebasing in 2016 would be revenue neutral to a hospice if it has 37.6% of total RHC days-of-care being provided to patients in their first 60 days of admission and 62.4% of total RHC days-of-care provided to patients after the 60 days. (RHC Days-of-Care ratio).

In the second quarter of 2016, VITAS had a 25.5/74.5 RHC Days-of-Care ratio and generated approximately $1.0 million in SIA payments. This resulted in 2.0% less revenue than under the previous Medicare reimbursement methodology.

VITAS did not have any adjustments to revenue related to the Medicare Cap billing limitation in the current or prior-year quarter.

At June 30, 2016, VITAS had 31 Medicare provider numbers, none of which has an estimated 2016 Medicare Cap billing limitation.

Of VITAS’ 31 unique Medicare provider numbers, 27 provider numbers have a Medicare Cap cushion of 10% or greater for the 2016 Medicare Cap period, three provider numbers have a cap cushion between 5% and 10%, and one provider number has a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $266 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $192.02, which is 3.4% below the prior-year period. Routine home care reimbursement and high acuity care averaged $160.41 and $702.58, respectively. During the quarter, high acuity days of care were 5.8% of total days of care, 66 basis points less than the prior-year quarter.

The second quarter of 2016 gross margin was 21.5%, which is a 41 basis point decline when compared to the second quarter of 2015.

Selling, general and administrative expense, excluding litigation costs, was $21.5 million in the second quarter of 2016, which is an increase of 2.5% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $38.6 million in the quarter, a decrease of 3.0% over the prior-year period. Adjusted EBITDA margin was 13.9% in the quarter which is 55 basis points below the prior-year period.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $112 million for the second quarter of 2016, an increase of $6.2 million, or 5.9%, over the prior-year quarter. Revenue from water restoration totaled $12.1 million, an increase of 32.7% over the prior year.

Roto-Rooter’s gross margin in the quarter was 48.5%, a 50 basis point improvement when compared to the second quarter of 2015. Adjusted EBITDA in the second quarter of 2016 totaled $24.2 million, an increase of 9.8%, and the Adjusted EBITDA margin was 21.7% in the quarter, 77 basis points higher than the prior year.

Chemed Consolidated

As of June 30, 2016, Chemed had total cash and cash equivalents of $17 million and debt of $148 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At June 30, 2016, the Company had approximately $253 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through June 30, 2016, aggregated $20 million and compares to depreciation and amortization during the same period of $17 million.

On March 11, 2016, Chemed’s Board of Directors authorized an additional $100 million for stock repurchase under Chemed’s existing share repurchase program. During the second quarter of 2016, the Company repurchased 380,134 shares of Chemed stock for $49.9 million which equates to a cost per share of $131.15. As of June 30, 2016, there is $50.2 million of share repurchase authorization under this plan.

Guidance for 2016

Including the impact of the change in Medicare hospice reimbursement previously discussed, full-year 2016 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 1.5% to 3.0%. Average Daily Census (ADC) in 2016 is estimated to expand approximately 4% to 5% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14% to 15%. This guidance includes $2.5 million for Medicare Cap billing limitations.

Roto-Rooter is forecasted to achieve full-year 2016 revenue growth of 4.0% to 5.0%. This revenue estimate is based upon increased job pricing of approximately 1% and continued growth in water restoration services. Adjusted EBITDA margin for 2016 is estimated in the range of 20.0% to 21.0%.

Based upon the above, full-year 2016 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $7.15 to $7.30. This compares to Chemed’s 2015 reported adjusted earnings per diluted share of $6.98.

The full year impact on diluted earnings per share from rebasing is estimated to be $0.82. Excluding rebasing, 2016 guidance for adjusted earnings per diluted share would be in the range of $7.97 to $8.12.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Tuesday, July 26, 2016, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (855) 715-1324 for U.S. and Canadian participants and +1 (503) 343-6664 for international participants. The participant passcode is 46542032. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay pass code is 46542032. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 15,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water restoration services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or

10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Service revenues and sales	$390,409	$381,921	$780,798	$758,573
Cost of services provided and goods sold	276,255	270,663	554,690	539,548
Selling, general and administrative expenses (aa)	62,628	58,442	121,673	117,479
Depreciation	8,581	8,082	17,005	16,114
Amortization	91	134	183	261
Other operating expenses	4,491	-	4,491	-
Total costs and expenses	352,046	337,321	698,042	673,402
Income from operations	38,363	44,600	82,756	85,171
Interest expense	(971)	(969)	(1,813)	(1,938)
Other income--net (bb)	3,217	536	293	1,099
Income before income taxes	40,609	44,167	81,236	84,332
Income taxes	(15,724)	(17,192)	(31,511)	(32,820)
Net income	$24,885	$26,975	$49,725	$51,512

Earnings Per Share
Net income	$1.51	$1.60	$3.00	$3.05
Average number of shares outstanding	16,443	16,880	16,583	16,872

Diluted Earnings Per Share
Net income	$1.48	$1.55	$2.93	$2.96
Average number of shares outstanding	16,831	17,419	16,999	17,419

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
SG&A expenses before long-term incentive compensation, expenses related to the O.I.G. investigation and the impact of market value adjustments related to deferred compensation plans	$57,771	$55,075	$117,708	$110,954
Market value adjustments related to deferred compensation plans (cc)	3,188	498	201	1,448
Expenses related to the O.I.G. investigation	1,170	1,412	3,506	2,686
Long-term incentive compensation	499	1,457	258	2,391
Total SG&A expenses	$62,628	$58,442	$121,673	$117,479

(bb) Other income--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Market value gains related to deferred compensation plans	$3,188	$498	$201	$1,448
Interest income	85	86	182	130
Loss on disposal of property and equipment	(57)	(63)	(90)	(15)
Other	1	15	-	(464)
Total other income--net	$3,217	$536	$293	$1,099

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2016	2015
Assets
Current assets
Cash and cash equivalents	$17,474	$32,705
Accounts receivable less allowances	98,952	119,116
Inventories	6,120	6,250
Current deferred income taxes	-	16,432
Prepaid income taxes	8,964	3,474
Prepaid expenses	15,457	12,069
Total current assets	146,967	190,046
Investments of deferred compensation plans held in trust	53,127	51,940
Properties and equipment, at cost less accumulated depreciation	118,502	107,556
Identifiable intangible assets less accumulated amortization	54,928	55,979
Goodwill	472,471	472,546
Other assets	6,960	7,216
Total Assets	$852,955	$885,283

Liabilities
Current liabilities
Accounts payable	$41,962	$39,327
Current portion of long-term debt	7,500	7,500
Income taxes	-	20
Accrued insurance	44,704	42,589
Accrued compensation	51,289	48,909
Accrued legal	1,729	1,815
Other current liabilities	20,267	21,752
Total current liabilities	167,451	161,912
Deferred income taxes	16,832	28,280
Long-term debt	140,000	152,500
Deferred compensation liabilities	52,452	52,051
Other liabilities	14,638	12,742
Total Liabilities	391,373	407,485

Stockholders' Equity
Capital stock	34,105	33,620
Paid-in capital	617,793	562,654
Retained earnings	907,531	815,229
Treasury stock, at cost	(1,100,314)	(936,056)
Deferred compensation payable in Company stock	2,467	2,351
Total Stockholders' Equity	461,582	477,798
Total Liabilities and Stockholders' Equity	$852,955	$885,283

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2016	2015
Cash Flows from Operating Activities
Net income	$49,725	$51,512
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,188	16,375
Provision for uncollectible accounts receivable	8,124	7,734
Stock option expense	4,840	2,787
Benefit for deferred income taxes	(4,244)	(2,783)
Noncash early retirement expense	1,747	-
Amortization of restricted stock awards	974	897
Noncash directors' compensation	541	540
Noncash long-term incentive compensation	196	2,391
Amortization of debt issuance costs	260	262
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(839)	(2,182)
Decrease/(increase) in inventories	194	(78)
Increase in prepaid expenses	(2,605)	(507)
Decrease in accounts payable and other current liabilities	(4,879)	(1,854)
Increase/(decrease) in income taxes	3,109	(2,384)
Increase in other assets	(3,636)	(2,229)
Increase in other liabilities	4,145	2,966
Excess tax benefit on share-based compensation	(1,383)	(3,998)
Other sources/(uses)	(9)	189
Net cash provided by operating activities	73,448	69,638
Cash Flows from Investing Activities
Capital expenditures	(19,983)	(18,846)
Business combinations, net of cash acquired	-	(6,614)
Other sources	214	395
Net cash used by investing activities	(19,769)	(25,065)
Cash Flows from Financing Activities
Purchases of treasury stock	(94,337)	(29,762)
Proceeds from revolving line of credit	92,400	103,200
Payments on revolving line of credit	(32,400)	(88,200)
Dividends paid	(8,039)	(7,459)
Decrease in cash overdrafts payable	(5,440)	(6,791)
Capital stock surrendered to pay taxes on stock-based compensation	(5,163)	(5,876)
Payments on other long-term debt	(3,750)	(2,500)
Proceeds from exercise of stock options	3,533	8,044
Excess tax benefit on share-based compensation	1,383	3,998
Other sources/(uses)	881	(654)
Net cash used by financing activities	(50,932)	(26,000)
Increase in Cash and Cash Equivalents	2,747	18,573
Cash and cash equivalents at beginning of year	14,727	14,132
Cash and cash equivalents at end of period	$17,474	$32,705

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Service revenues and sales	$278,739	$111,670	$-	$390,409
Cost of services provided and goods sold	218,694	57,561	-	276,255
Selling, general and administrative expenses (a)	22,638	29,448	10,542	62,628
Depreciation	4,814	3,628	139	8,581
Amortization	14	77	-	91
Other operating expense	4,491	-	-	4,491
Total costs and expenses	250,651	90,714	10,681	352,046
Income/(loss) from operations	28,088	20,956	(10,681)	38,363
Interest expense (a)	(59)	(92)	(820)	(971)
Intercompany interest income/(expense)	1,927	866	(2,793)	-
Other income/(expense)—net	38	(12)	3,191	3,217
Income/(loss) before income taxes	29,994	21,718	(11,103)	40,609
Income taxes (a)	(11,444)	(8,377)	4,097	(15,724)
Net income/(loss)	$18,550	$13,341	$(7,006)	$24,885

2015
Service revenues and sales	$276,460	$105,461	$-	$381,921
Cost of services provided and goods sold	215,778	54,885	-	270,663
Selling, general and administrative expenses (b)	22,348	28,295	7,799	58,442
Depreciation	4,724	3,205	153	8,082
Amortization	60	74	-	134
Total costs and expenses	242,910	86,459	7,952	337,321
Income/(loss) from operations	33,550	19,002	(7,952)	44,600
Interest expense (b)	(53)	(98)	(818)	(969)
Intercompany interest income/(expense)	1,755	805	(2,560)	-
Other income/(expense)—net	49	(12)	499	536
Income/(loss) before income taxes	35,301	19,697	(10,831)	44,167
Income taxes (b)	(13,501)	(7,544)	3,853	(17,192)
Net income/(loss)	$21,800	$12,153	$(6,978)	$26,975

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Service revenues and sales	$556,266	$224,532	$-	$780,798
Cost of services provided and goods sold	437,960	116,730	-	554,690
Selling, general and administrative expenses (a)	47,422	59,255	14,996	121,673
Depreciation	9,595	7,129	281	17,005
Amortization	27	156	-	183
Other operating expense	4,491	-	-	4,491
Total costs and expenses	499,495	183,270	15,277	698,042
Income/(loss) from operations	56,771	41,262	(15,277)	82,756
Interest expense (a)	(117)	(186)	(1,510)	(1,813)
Intercompany interest income/(expense)	4,030	1,813	(5,843)	-
Other income/(expense)—net	78	12	203	293
Income/(loss) before income taxes	60,762	42,901	(22,427)	81,236
Income taxes (a)	(23,125)	(16,542)	8,156	(31,511)
Net income/(loss)	$37,637	$26,359	$(14,271)	$49,725

2015
Service revenues and sales	$546,073	$212,500	$-	$758,573
Cost of services provided and goods sold	428,274	111,274	-	539,548
Selling, general and administrative expenses (c)	44,425	57,097	15,957	117,479
Depreciation	9,509	6,299	306	16,114
Amortization	120	141	-	261
Total costs and expenses	482,328	174,811	16,263	673,402
Income/(loss) from operations	63,745	37,689	(16,263)	85,171
Interest expense (c)	(110)	(194)	(1,634)	(1,938)
Intercompany interest income/(expense)	3,482	1,642	(5,124)	-
Other income/(expense)—net	(384)	35	1,448	1,099
Income/(loss) before income taxes	66,733	39,172	(21,573)	84,332
Income taxes (c)	(25,617)	(15,011)	7,808	(32,820)
Net income/(loss)	$41,116	$24,161	$(13,765)	$51,512

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Net income/(loss)	$18,550	$13,341	$(7,006)	$24,885
Add/(deduct):
Interest expense	59	92	820	971
Income taxes	11,444	8,377	(4,097)	15,724
Depreciation	4,814	3,628	139	8,581
Amortization	14	77	-	91
EBITDA	34,881	25,515	(10,144)	50,252
Add/(deduct):
Intercompany interest expense/(income)	(1,927)	(866)	2,793	-
Interest income	(69)	(16)	-	(85)
Early retirement expenses	4,491	-	-	4,491
Expenses related to OIG investigation	1,170	-	-	1,170
Amortization of stock awards	85	74	276	435
Advertising cost adjustment (c)	-	(557)	-	(557)
Expenses related to litigation settlements	-	44	-	44
Stock option expense	-	-	2,277	2,277
Long-term incentive compensation	-	-	499	499
Net expenses related to securities litigation	-	-	(3)	(3)
Adjusted EBITDA	$38,631	$24,194	$(4,302)	$58,523

2015
Net income/(loss)	$21,800	$12,153	$(6,978)	$26,975
Add/(deduct):
Interest expense	53	98	818	969
Income taxes	13,501	7,544	(3,853)	17,192
Depreciation	4,724	3,205	153	8,082
Amortization	60	74	-	134
EBITDA	40,138	23,074	(9,860)	53,352
Add/(deduct):
Intercompany interest expense/(income)	(1,755)	(805)	2,560	-
Interest income	(78)	(9)	1	(86)
Expenses related to OIG investigation	1,412	-	-	1,412
Amortization of stock awards	111	54	283	448
Acquisition expenses	-	131	-	131
Advertising cost adjustment (c)	-	(405)	-	(405)
Stock option expense	-	-	1,343	1,343
Long-term incentive compensation	-	-	1,457	1,457
Net expenses related to securities litigation	-	-	37	37
Adjusted EBITDA	$39,828	$22,040	$(4,179)	$57,689

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Net income/(loss)	$37,637	$26,359	$(14,271)	$49,725
Add/(deduct):
Interest expense	117	186	1,510	1,813
Income taxes	23,125	16,542	(8,156)	31,511
Depreciation	9,595	7,129	281	17,005
Amortization	27	156	-	183
EBITDA	70,501	50,372	(20,636)	100,237
Add/(deduct):
Intercompany interest expense/(income)	(4,030)	(1,813)	5,843	-
Interest income	(148)	(34)	-	(182)
Early retirement expenses	4,491	-	-	4,491
Expenses related to OIG investigation	3,506	-	-	3,506
Amortization of stock awards	216	155	603	974
Advertising cost adjustment (c)	-	(1,165)	-	(1,165)
Expenses related to litigation settlements	-	44	-	44
Stock option expense	-	-	4,840	4,840
Long-term incentive compensation	-	-	258	258
Adjusted EBITDA	$74,536	$47,559	$(9,092)	$113,003

2015
Net income/(loss)	$41,116	$24,161	$(13,765)	$51,512
Add/(deduct):
Interest expense	110	194	1,634	1,938
Income taxes	25,617	15,011	(7,808)	32,820
Depreciation	9,509	6,299	306	16,114
Amortization	120	141	-	261
EBITDA	76,472	45,806	(19,633)	102,645
Add/(deduct):
Intercompany interest expense/(income)	(3,482)	(1,642)	5,124	-
Interest income	(110)	(20)	-	(130)
Expenses related to OIG investigation	2,686	-	-	2,686
Amortization of stock awards	218	95	584	897
Acquisition expenses	-	131	-	131
Advertising cost adjustment (c)	-	(911)	-	(911)
Expenses related to litigation settlements	-	5	-	5
Stock option expense	-	-	2,787	2,787
Long-term incentive compensation	-	-	2,391	2,391
Net expenses related to securities litigation	-	-	37	37
Adjusted EBITDA	$75,784	$43,464	$(8,710)	$110,538

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income as reported	$24,885	$26,975	$49,725	$51,512

Add/(deduct) after-tax cost of:
Early retirement expenses	2,840	-	2,840	-
Stock option expense	1,440	849	3,061	1,759
Expenses of OIG investigation	722	868	2,165	1,658
Long-term incentive compensation	316	921	164	1,512
Expenses related to litigation settlements	27	-	27	3
Net expenses related to securities litigation	(2)	23	-	23
Acquisition expenses	-	80	-	80
Adjusted net income	$30,228	$29,716	$57,982	$56,547

Diluted Earnings Per Share As Reported
Net income	$1.48	$1.55	$2.93	$2.96
Average number of shares outstanding	16,831	17,419	16,999	17,419

Adjusted Diluted Earnings Per Share
Adjusted net income	$1.80	$1.71	$3.41	$3.25
Average number of shares outstanding	16,831	17,419	16,999	17,419

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2016 AND 2015
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2016	2015	2016	2015
Net revenue ($000) (d)
Homecare	$219,280	$213,374	$434,129	$417,915
Inpatient	24,489	25,498	50,006	52,214
Continuous care	34,970	37,588	72,131	75,779
Total before Medicare cap allowance	$278,739	$276,460	$556,266	$545,908
Medicare cap allowance	-	-	-	165
Total	$278,739	$276,460	$556,266	$546,073
Net revenue as a percent of total before Medicare cap allowance
Homecare	78.7%	77.2%	78.0%	76.5%
Inpatient	8.8	9.2	9.0	9.6
Continuous care	12.5	13.6	13.0	13.9
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	-	-	-
Total	100.0%	100.0%	100.0%	100.0%
Average daily census ("ADC") (days)
Homecare	12,007	11,285	11,844	11,082
Nursing home	3,015	3,006	3,003	2,964
Routine homecare	15,022	14,291	14,847	14,046
Inpatient	405	429	412	434
Continuous care	525	563	543	575
Total	15,952	15,283	15,802	15,055

Total Admissions	16,180	16,683	33,048	33,951
Total Discharges	15,960	15,912	32,707	33,019
Average length of stay (days)	84.2	78.5	83.9	79.1
Median length of stay (days)	16.0	15.0	16.0	14.0
ADC by major diagnosis
Cerebro	31.9%	28.6%	31.7%	28.4%
Neurological	21.3	23.0	21.7	23.4
Cardio	17.6	17.4	17.4	17.5
Cancer	15.2	16.8	15.3	16.9
Respiratory	7.8	8.0	7.8	7.9
Other	6.2	6.2	6.1	5.9
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	20.5%	18.9%	20.7%	18.8%
Neurological	10.8	11.7	11.0	12.3
Cardio	15.7	15.6	15.7	15.7
Cancer	31.6	32.5	31.1	31.5
Respiratory	10.2	10.0	10.6	10.4
Other	11.2	11.3	10.9	11.3
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	51.9%	52.4%	52.0%	52.6%
Inpatient	4.6	6.0	5.1	7.2
Continuous care	13.8	16.7	14.5	16.3
Homecare margin drivers (dollars per patient day)
Labor costs	$56.29	$56.38	$56.50	$56.79
Combined drug, home medical equipment and medical supplies cost	15.92	16.57	15.69	16.21
Inpatient margin drivers (dollars per patient day)
Labor costs	$341.29	$348.40	$339.98	$343.85
Continuous care margin drivers (dollars per patient day)
Labor costs	$610.58	$589.84	$604.80	$588.72
Bad debt expense as a percent of revenues	1.2%	1.0%	1.3%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	37.7	40.8	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	26.6	31.0	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2016 AND 2015
(unaudited)

(a)	Included in the results of operations 2016 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):
		Three Months Ended June 30, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,170)	$-	$-	$(1,170)
	Expenses related to litigation settlements	-	(44)	-	(44)
	Stock option expense	-	-	(2,277)	(2,277)
	Long-term incentive compensation	-	-	(499)	(499)
	Net expenses related to securities litigation	-	-	3	3
	Other operating expenses:
	Early retirement expenses	(4,491)	-	-	(4,491)
	Pretax impact on earnings	(5,661)	(44)	(2,773)	(8,478)
	Income tax benefit on the above	2,099	17	1,019	3,135
	After-tax impact on earnings	$(3,562)	$(27)	$(1,754)	$(5,343)

		Six Months Ended June 30, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(3,506)	$-	$-	$(3,506)
	Expenses related to litigation settlements	-	(44)	-	(44)
	Stock option expense	-	-	(4,840)	(4,840)
	Long-term incentive compensation	-	-	(258)	(258)
	Other operating expenses:
	Early retirement expenses	(4,491)	-	-	(4,491)
	Pretax impact on earnings	(7,997)	(44)	(5,098)	(13,139)
	Income tax benefit on the above	2,992	17	1,873	4,882
	After-tax impact on earnings	$(5,005)	$(27)	$(3,225)	$(8,257)

(b)	Included in the results of operations for the three months ended June 30, 2015 are the following significant credits/(charges) which may not be indicative of ongoing operation (in thousands):
		Three Months Ended June 30, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,412)	$-	$-	$(1,412)
	Acquisition expenses	-	(131)	-	(131)
	Stock option expense	-	-	(1,343)	(1,343)
	Long-term incentive compensation	-	-	(1,457)	(1,457)
	Net expenses related to securities litigation	-	-	(37)	(37)
	Pretax impact on earnings	(1,412)	(131)	(2,837)	(4,380)
	Income tax benefit on the above	544	51	1,044	1,639
	After-tax impact on earnings	$(868)	$(80)	$(1,793)	$(2,741)

		Six Months Ended June 30, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(2,686)	$-	$-	$(2,686)
	Acquisition expenses	-	(131)	-	(131)
	Expenses related to litigation settlements	-	(5)	-	(5)
	Stock option expense	-	-	(2,787)	(2,787)
	Long-term incentive compensation	-	-	(2,391)	(2,391)
	Net expenses related to securities litigation	-	-	(37)	(37)
	Pretax impact on earnings	(2,686)	(136)	(5,215)	(8,037)
	Income tax benefit on the above	1,028	53	1,921	3,002
	After-tax impact on earnings	$(1,658)	$(83)	$(3,294)	$(5,035)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2016 AND 2015
(unaudited)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2016 and 2015, GAAP advertising expense for Roto-Rooter totaled $6,615,000 and $6,391,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2016 and 2015 would total $7,172,000 and $6,796,000, respectively.

Similarly, for the first six months of 2016 and 2015, GAAP advertising expense for Roto-Rooter totaled $12,898,000 and $12,458,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2016 and 2015 would total $14,063,000 and $13,369,000, respectively.

(d)

VITAS has 8 large (greater than 450 ADC), 20 medium (greater than 200 but less than 450 ADC) and 16 small (less than 200 ADC) hospice programs. Of VITAS' 31 unique Medicare provider numbers, 27 provider numbers have a Medicare cap cushion of 10% or greater during the first nine months of the current cap year; three provider number has a Medicare cap cushion between 5% and 10%; and one provider number has a cap cushion between 0% and 5%.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams
513-762-6901